UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, New Jersey	08540
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SONN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On January 21, 2025, Sonnet BioTherapeutics Holdings, Inc. (the “Company”) issued a press release announcing an expansion of its Phase 1 SB101 trial to evaluate the combination of SON-1010 with trabectedin in certain sarcomas.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On January 21, 2025 the Company announced an expansion of its Phase 1 SB101 clinical study of SON-1010 (IL12-FHAB) in adult patients with advanced solid tumors to add a new cohort to evaluate the effect of SON-1010 in combination with trabectedin (Yondelis®), following the successful completion of monotherapy dose escalation. This expansion will explore the immune-oncology impact of SON-1010 at the maximum tolerated (MTD) dose of 1200 ng/kg in combination with trabectedin, which is an approved chemotherapeutic drug for certain advanced soft-tissue sarcomas (STS). Patients with STS could potentially benefit from an enhanced local immune response in the tumor microenvironment (TME). Enrollment in this cohort is underway and is expected to be completed in H1 calendar year 2025. Topline safety data of the combination of SON-1010 with trabectedin is expected in H2 calendar year 2025; no new safety concerns have been reported to date.

SON-1010, after receipt of data suggesting clinical benefit when administered as a monotherapy in patients with advanced solid tumors, has entered into combination evaluation with trabectedin (Yondelis®) with the potential to improve trabectedin’s therapeutic window in soft-tissue sarcoma patients. The combined mechanisms have the potential to enhance progression-free survival (PFS) in some of the largest cohorts of patients with soft-tissue sarcoma.

The Company expects to enroll up to 18 patients with unresectable, metastatic liposarcoma or leiomyosarcoma in this open-label, single-arm expansion cohort. The patients will be treated with SON-1010 in combination with the standard 21-day trabectedin cycles, alternating the dosing of the two drugs. This number of subjects may be needed to see a statistical benefit in the response using the standard RECIST paradigm. The primary outcome measures for the Phase 1 SB101 trial are the safety, tolerability, pharmacokinetics (PK) and pharmacodynamics (PD) of SON-1010 and to establish the MTD, which has been set at 1200 ng/kg. The Company believes the results of this expansion cohort could position SON-1010 for a larger Phase 2 study that could establish the combination of SON-1010 and trabectedin as a new and potentially improved treatment for STS.

SON-1010 is the Company’s proprietary version of recombinant human interleukin-12 (rhIL-12), configured using genetic fusion to the Company’s Fully Human Albumin Binding (FHAB®) platform, which extends the half-life and bioactivity of the IL-12 component due to binding native albumin in the serum. Albumin naturally targets the TME by strong binding to gp60 and Secreted Protein Acidic and Rich in Cysteine (SPARC). The majority of patients enrolled to date in the Phase 1 SB101 trial have STS, which has a known potential for an enhanced response to immunotherapy.

Trabectedin is an alkylating DNA-binding agent that was approved as a second-line treatment in early 2024 for patients with unresectable, metastatic liposarcoma or leiomyosarcoma who have received a prior anthracycline-containing regimen. It is also known to activate tumor macrophages into a pro-inflammatory phenotype. The Company believes that SON-1010 has the potential to complement that activity by activating the NK and T cells in the TME to secrete more interferon-gamma (IFNγ) which is considered to be important for anti-tumor control.

For more information about the Phase 1 SB101 trial in adult patients with advanced solid tumors visit www.clinicaltrials.com and reference identifier NCT05352750.

 SON-1010 is also being evaluated in a Phase 1b/2a dose-escalation and proof-of-concept study (SB221) in combination with SON-1010 and atezolizumab (Tecentriq®) (in collaboration with Genentech, a member of the Roche Group), which is focused on platinum-resistant ovarian cancer (PROC) (NCT05756907). Enrollment remains ongoing and an update on safety at the MTD in that trial is expected in Q1 calendar year 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act and Private Securities Litigation Reform Act, as amended, including those relating to the outcome of the Company’s clinical trials, the Company’s cash runway, the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

Date: January 21, 2025	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer